Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 61,155,000.00
Previously Paid Amount	3,970.37
Total Fee Amount	8,445.50
Total Offset Amount	0.00
Net Fee	$ 4,475.13